EXHIBIT 10.28

SIXTH AMENDMENT TO PURCHASE AND SALE AGREEMENT
Trinity Bay, Redfish Reef, Fishers Reef, North Point Bolivar Fields
in Galveston and chambers Counties, Texas

This SIXTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (the “Sixth Amendment”) is dated effective as of April 24, 2007, and is made by and between Masters Resources, LLC, and Masters Oil & Gas, LLC, both Texas limited liability companies having their respective principal places of business at 9801 Westheimer, Suite 1070, Houston, Texas 77042 (collectively, “Masters”), and Tekoil and Gas Gulf Coast, LLC, a Delaware limited liability company, having its principal place of business at 5036 Dr. Phillips Blvd., Suite 232, Orlando, Florida 32819 (“Buyer”) (Masters and Buyer are sometimes called collectively the “parties” and individually “party”).

RECITALS

On November 13, 2006, Masters and Tekoil and Gas Corporation, a Delaware corporation (“Original Buyer”), executed and delivered a Purchase and Sale Agreement, dated effective as of October 1, 2006, covering the “Assets” described therein. On December 29, 2006, Masters and Original Buyer executed and delivered that certain First Amendment to Purchase and Sale Agreement also covering the Assets. On February 8, 2007, the parties contemporaneously executed and delivered that certain Second Amendment and that certain Assignment and Assumption Agreement (the “Assignment”) by and between Buyer and Original Buyer. On March 1, 2007, Masters and Buyer executed and delivered that certain Third Amendment to Purchase and Sale Agreement also covering the Assets. On March 22, 2007 Masters and Buyer executed and delivered that certain Fourth Amendment to Purchase and Sale Agreement also covering the Assets. On April 12, 2007, Masters and Buyer executed and delivered that certain Fifth Amendment to Purchase and Sale Agreement (the “Fifth Amendment”) also covering the Assets (the Purchase and Sale Agreement, the First Amendment to Purchase and Sale Agreement, the Second Amendment to the Purchase and Sale Agreement, the Third Amendment to the Purchase and Sale Agreement, the Fourth Amendment to the Purchase and Sale Agreement and the Fifth Amendment to the Purchase and Sale Agreement are herein collectively referred to as the “Original Agreement”). The parties now desire to amend the Original Agreement in certain respects. Accordingly, the parties agree as set out in this Sixth Amendment. (Unless otherwise noted, defined terms used in this Sixth Amendment shall have the meanings ascribed to them in the Original Agreement).

I. AMENDMENTS

A. The opening paragraph of Section 2.1 of the Original Agreement is deleted and the following is inserted in lieu thereof:

“2.1 Purchase Price

The Purchase Price for the Assets will be Thirty Million and No/100 Dollars ($30,000,000.00), plus 9,000,000 shares of common stock of Original Buyer1 (the “Common Stock”), plus the reservation at Closing by Masters of the overriding royalty interests described in this Section 2.1 hereinbelow (as amended by the Fifth Amendment). Such overriding royalty interests shall be subject to a deed of trust in favor of Buyer securing the obligations of Masters under the separately executed Erskine Indemnity Agreement between Masters and Buyer providing that the revenue and proceeds from such interests shall be deposited to an account with a financial institution and subject to an account control agreement providing that amounts therein may be used, at Buyer’s sole discretion, if the Erskine dispute is not settled to the reasonable satisfaction of Buyer, as further provided in the Indemnity Agreement."

1 Both parties acknowledge that all references to “Buyer” in Section 2.1 (B) of the Original Agreement shall be amended to “Original Buyer.”

B.  The reference in the first line of Section 2.1(B) (as amended by the Fifth Amendment) to 4,000,000 shares is deleted and replaced with “9,000,000 shares”.

C. Section 8.1 of the Original Agreement is deleted and the following is inserted in lieu thereof:

“8.1	Date, Time and Place of Closing

Unless the parties agree otherwise in writing and subject to the provisions in this Agreement, the completion of the transaction contemplated by this Agreement (the “Closing”) will be held on or before May 11, 2007, at 10:00 a.m. Central Standard Time (or such earlier date or time as the parties may agree). The Closing will be held at the offices of Masters as set forth in the opening paragraph of this Agreement (or such other place as the parties may agree). In the event that the Closing does not occur before the close of business at 5:00 p.m. on May 11, 2007, Masters shall have the right to terminate this Agreement and to retain the Deposit.”

D. That certain Amended and Restated Subscription Agreement between Masters and Original Buyer of even date of the Fifth Amendment and substantially in the form attached as Exhibit C thereto is hereby superseded entirely by a certain Second Amended and Restated Subscription Agreement between Masters and Original Buyer of even date herewith substantially in the form attached hereto as Exhibit A.

E. The Registration Rights Agreement executed December 29, 2006 by and between Masters and Original Buyer in connection with the Subscription Agreement, is subject to the amendments made herein and the Common Stock described herein shall constitute the “Registrable Securities” thereunder.

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II. MISCELLANEOUS

A. To the extent any provision of the Original Agreement, conflicts with any provision of this Sixth Amendment, the provisions of this Sixth Amendment shall control and be used to determine the obligations of the Parties.

B. The parties ratify confirm and adopt the Original Agreement as amended and supplemented by this Sixth Amendment.

C. Facsimile delivery of this Sixth Amendment signed by each party to the other shall be binding and effective the same as if an original signed copy has been delivered by each party to the other. This Sixth Amendment may be executed in multiple counterparts, each of which shall be considered an original and all of which together shall constitute one and the same document.

IN WITNESS WHEREOF, the parties hereto have executed this Sixth Amendment as of the date and year first above written.

[SIGNATURE PAGE FOLLOWS]

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TEKOIL AND GAS GULF COAST, LLC

By: Tekoil & Gas Corporation,
Its Sole Member

By: /s/ Mark S. Western

Name: Mark Western
Title: President

MASTERS RESOURCES, LLC:	MASTERS OIL & GAS, LLC:

By: /s/ John W. Barton	By:	/s/ John W. Barton
Name: John W. Barton Title: Manager		Name: John W. Barton Title: Manager

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EXHIBIT A TO SIXTH AMENDMENT

TEKOIL & GAS CORPORATION

SECOND AMENDED AND RESTATED
SUBSCRIPTION AGREEMENT

This Agreement supersedes and replaces a certain Amended and Restated Subscription Agreement executed by the parties hereto as of April 12, 2007.

THE COMMON STOCK HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS. THE COMMON STOCK MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

1. Subscription. Subscriber (as identified on the signature page attached hereto) hereby subscribes for and agrees to be issued Nine Million (9,000,000) shares of Common Stock (the “Common Stock”) of Tekoil & Gas Corporation, a Delaware corporation (the “Company”), all as consideration under the “PSA” described below. The Common Stock is also referred to herein as the “Securities”.

2. Consideration. The Securities constitute a portion of the consideration payable by the Company to Subscriber under a certain Purchase and Sale Agreement dated November ___, 2006, and as amended December 29, 2006, in connection with the acquisition and sale of certain assets described therein, as amended through the date hereof (referred to together as the “PSA”). Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the PSA.

3. Subscriber's Representations and Warranties. Subscriber represents, warrants, acknowledges and agrees that:

(a) Subscriber is a resident of the state indicated on the signature page hereof, is legally competent to execute this Second Amended and Restated Subscription Agreement, and:

(i) if Subscriber is an individual, has his or her principal residence in such state;

(ii) if Subscriber is a corporation, partnership, trust, limited liability company or other form of business organization, has its principal office in such state; or

(iii) if Subscriber is a corporation, partnership, trust, limited liability company or other form of business organization, Subscriber has not been organized for the specific purpose of acquiring the Common Stock.

(b) Subscriber has not been offered the Securities by any form of general solicitation or general advertising, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(c) Subscriber has had access during the course of this transaction and prior to the issuance of the Securities to all information necessary to enable Subscriber to evaluate the merits and risks of a prospective investment in the Company (including, without limitation, the periodic and other reports filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and Subscriber has had the opportunity to ask questions of and receive answers from the officers and directors of the Company, or a person or persons acting on its behalf, concerning the terms and conditions of the offering and all questions raised by Subscriber have been answered to the full satisfaction of Subscriber.

(d) There are substantial restrictions on the transferability of the Securities and, accordingly, Subscriber will need to bear the economic risk of the investment in the Securities for an indefinite period of time and will not be readily able to liquidate the investment in case of an emergency.

(e) Subscriber understands that the Company has a limited financial or operating history, each of the Securities is a speculative investment which involves a high degree of financial risk, and there is no assurance of any economic, income or tax benefit from such investment.

(f) In making this investment, Subscriber is relying solely upon the advice of Subscriber's personal tax advisors, and not the Company nor its advisers and counsel, with respect to the tax aspects of an investment in the Securities.

(g) If Subscriber is a corporation, partnership, trust, limited liability company, employee benefit plan or other entity, Subscriber is authorized and qualified to become a stockholder of the Company and the person signing this Second Amended and Restated Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so.

(h) No representations or warranties have been made to Subscriber by the Company or any officer, employee, agent or affiliate of the Company (other than those set forth in the PSA), and Subscriber's investment decision has been based solely upon Subscriber's independent evaluation and due diligence, if any, of the Company.

(i) Subscriber is experienced in evaluating and investing in early stage companies such as the Company. Subscriber is experienced in business matters and regards himself, herself or itself as a sophisticated investor able to evaluate investment and financial information and to choose independent professional advisors to assist in such evaluation and, either alone or with such advisers, has such knowledge and experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of an investment in the Securities and has the capacity to protect Subscriber’s own interests in connection with Subscriber’s proposed investment in the Securities.

(j) Subscriber’s aggregate commitments to investments that are not readily marketable are not disproportionate to Subscriber’s net worth and an investment in the Securities will not cause such aggregate commitment to become excessive. Subscriber has adequate means of providing for Subscriber’s current needs and possible personal and family contingencies. Subscriber will not be readily able to liquidate the investment in the case of an emergency, and Subscriber has no need for liquidity in this investment in the Company.

(k) Subscriber has a preexisting business or personal relationship with the Company or with one or more of its officers or directors. Except for Subscriber’s intention to distribute the shares (or cause them to be issued directly) to its members, pro-rata, on condition that they make the representations, warranties and agreements herein provided in favor of Company, Subscriber is acquiring the Securities solely for Subscriber’s own account for investment (and not for the account of any other person), and not with a view to, or for, any resale, distribution, fractionalization or other transfer thereof, and Subscriber has no present plans to enter into any contract, undertaking, agreement or arrangement for any such resale, distribution, fractionalization or transfer.

4. Representations and Warranties Concerning Suitability and Accredited Investor Status. Subscriber hereby represents and warrants to the Company that Subscriber is an “Accredited Investor” (as defined under Regulation D as promulgated and amended by the SEC pursuant to the Securities Act) on the basis of the representations made by Subscriber to the Company below. Subscriber hereby represents and warrants and agrees that:

(a) Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company and has obtained sufficient information from the Company to evaluate the merits and risks of an investment in the Company.

(b) Subscriber has determined that the Securities are a suitable investment for Subscriber. Subscriber is able to bear the economic risk of the investment in the Company (including a complete loss thereof) and has adequate financial or other means for providing for Subscriber's current needs and contingencies and has no need for liquidity in this investment.

5. Fees and Expenses. Subscriber shall pay for all its own fees and expenses in connection with this subscription, including without limitation legal fees and fees of its advisors and counsel, if any.

6. Restrictions. The Subscriber will not at any time make any disposition of any of the Securities except in accordance with applicable federal and state securities laws and the legend set forth below. The certificates for the Securities, the Note and the Conversion Stock to be issued to the undersigned will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933 OR SUCH LAWS.

In the event the Common Stock may be publicly resold under the Registration Rights Agreement or otherwise under applicable securities laws, Subscriber agrees that it will not publicly resell more than 250,000 shares thereof per calendar week. Subscriber agrees that a legend reflecting the foregoing and reasonable transfer restrictions consistent therewith may be placed on the Common Stock.

7. Miscellaneous. The terms and conditions contained in this Second Amended and Restated Subscription Agreement (together with the PSA and a certain Registration Rights Agreement executed by the Company and Subscriber of even date herewith) constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all previous agreements and understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof. This Second Amended and Restated Subscription Agreement shall be construed in accordance with and governed by the laws of the State of Delaware. This Second Amended and Restated Subscription Agreement may be amended only by a writing executed by the Company and Subscriber.

IN WITNESS WHEREOF, Subscriber has executed this Second Amended and Restated Subscription Agreement on the date indicated on the signature page hereof.

[SIGNATURES ON NEXT PAGE]

The undersigned Subscriber confirms and certifies that Subscriber has read this entire Second Amended and Restated Subscription Agreement and understands the provisions hereof, and that the undersigned has executed this Second Amended and Restated Subscription Agreement as of the date set forth below.

DATED: April ____, 2007

Which will be held by Subscriber(s) in the following manner, if applicable:

( )	Community Property	( )	Joint Tenants with Right of Survivorship

( )	Tenants in Common	( )	Separate Property

( )	Other: (e.g. individual, corporation, partnership, limited liability company, trust, investment company). Please indicate:_____________.

Subscriber Signature(s)

MASTERS RESOURCES, LLC	MASTERS OIL & GAS, LLC

Name and Title of Signatory if Subscriber is an entity

Signature	Signature of Joint Subscriber

Social Security or Tax ID Number	Social Security or Tax ID Number of Joint Subscriber

Address	Address of Joint Subscriber

Reviewed and Advised By (if any):	Accepted By:

Subscriber’s Professional Advisor	TEKOIL & GAS CORPORATION, a Delaware corporation

Name	Signature

Address	Name/Title

Note:

In the case of subscription by,

•	Joint Tenants with Rights of Survivorship or Tenants in Common, all tenants must execute this subscription,

•	Husband and Wife, as community property, one signature only is required.

•	A Trust, the Trustee must sign and a copy of the Trust Agreement should be provided.

•	A Partnership, a copy of the Statement of Partnership or the Partnership Agreement should be provided, and execution must be by the number of partners required therein to bind the Partnership.

•	A Corporation, a resolution of the Board of Directors authorizing the subscription and certified by the Secretary should be included.